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                                                                    Exhibit 32.2

                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED
                                  STATES CODE)

     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Medco Health Solutions, Inc., a Delaware corporation/company (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Annual Report on Form 10-K for the year ended December 27, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: March 26, 2004                   By: /s/ JoAnn A. Reed
                                           -------------------------------------
                                       Name: JoAnn A. Reed
                                       Title: Senior Vice President, Finance and
                                              Chief Financial Officer